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                                                                    EXHIBIT 10.5

                         MANAGEMENT AGREEMENT ADDENDUM
                         -----------------------------


Addendum to the Management Agreement effective July 1, 1994, between Risk Retention Management, Inc. and AmerInst Insurance Company.

I. The Management Fee Addendum portion of the Addenda to Agreement is hereby amended to read in its entirety as follows:

MANAGEMENT FEE ADDENDUM
-----------------------

COMPANY will:

(1) Effective July 1, 1996, the COMPANY will compensate MANAGER at the rate of $82,687.50 per annum.

(2) Cause the above agreement to be paid in quarterly installments in advance at the beginning of each calendar quarter.

(3) Reimburse MANAGER for reasonable out-of-pocket expenses incurred during the management of the COMPANY including: courier and express mail service; long distance telephone calls; travel and meeting expenses incurred at the request of the COMPANY; costs of COMPANY stationery; filing fees; and similar expenses.

COMPANY agrees that special projects will be invoiced separately at agreed upon fees or rates.

COMPANY also agrees that Michael T. Rogers' attendance at Board meetings is only required twice a year. Michael T. Rogers' attendance at Board meetings more than twice a year will incur a fee of $1,200 per attendance.

IN WITNESS WHEREOF, the parties have duly executed this Addendum this 26th day of August, 1996.
                                              USA RISK SERVICES, INC. (Formerly
WITNESS:                                      RISK RETENTION MANAGEMENT, INC.)

 /s/ Rebecca J. Aitchison                 By:  /s/ Michael T. Rogers
-----------------------------------          --------------------------------
                                                   Michael T. Rogers
                                                   Vice President

WITNESS:                                      AMERINST INSURANCE COMPANY

 /s/ Priscilla Batchelder                 By:  /s/ Norman Batchelder
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                                                   Norman Batchelder, President

 /s/ Adrienne L. Runge                    By:  /s/ Ronald S. Katch
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                                                   Ronald S. Katch, Treasurer